Exhibit 99.1

McEwen Reports Attractive Gold Intercepts at Grey Fox

Results Support Resource Growth Ahead of Upcoming Resource Estimate

Gibson:	10.1 g/t Gold Over 5.8 m (25GF-1597)
10.4 g/t Gold Over 5.6 m (25GF-1564)
GFS:	4.8 g/t Gold Over 14.9 m (25GF-1575)

TORONTO, September 2, 2025 (GLOBE NEWSWIRE) -- McEwen Inc. (NYSE: MUX) (TSX: MUX) (“McEwen”, "MUX") is pleased to report that drilling at Fox Complex’s Grey Fox Project continues to deliver attractive gold grades and widths. These results from the Gibson Expansion Zone and Grey Fox South (GFS) support resource growth ahead of an updated resource estimate expected in October 2025.

Strategic Highlights

•	Consistent High-Grade Results: Drilling continues to deliver attractive gold grades and demonstrate continuity across key zones, including Gibson Expansion and GFS.
•	Resource Growth Potential: New intercepts illustrate the potential for near-term resource expansion, building on the current Grey Fox resource of 1,538,000 gold ounces at 3.64 g/t Au Indicated and 458,000 gold ounces at 3.30 g/t Au Inferred.
•	Exploration Outlook: Geological similarities with large regional deposits, such as Canadian Malartic, reinforce Grey Fox’s growth potential.
•	Upcoming Milestone: Updated Grey Fox resource estimate scheduled for October 2025.

Drilling Highlights from Two Key Gold Zones at Grey Fox – Gibson & GFS

Area	Hole ID	Gold Grade (g/t)	True Width (m)	Notes
Gibson	25GF-1597	10.1	5.8	High-grade vein, good continuity
	25GF-1564	10.4	5.6	Within the Gibson Expansion Zone
GFS	25GF-1575	4.8	14.9	Broad mineralized zone
	25GF-1549	4.4	6.0	Confirming mineable grades and widths

Project Update

The updated 3D mineralization model for Grey Fox incorporates recent intercepts and is expected to increase the forthcoming resource estimate. With mineralization remaining open and new zones demonstrating strong continuity, Grey Fox has significant potential for further resource growth and contribution to McEwen’s Ontario operations. This potential is further supported by geological parallels with major regional deposits, such as Canadian Malartic located near Val d’Or, Quebec, where similar host rocks and depositional environments have yielded large-scale, long-life gold production.

McEwen Inc.	Page 1

“We are delighted to have four key projects driving our gold mining business in both the near and long term. Exploration drilling on our Fox Complex, specifically Grey Fox, continues to exceed expectations, while underground development at our Stock Mine and Froome West is progressing well. We are also encouraged by the potential of our Nevada projects, where drilling will provide further exploration updates.

Our development work at the Stock Mine and Froome West positions us to increase gold production and lower costs in 2026, while Grey Fox remains our key project for long-term growth. With gold performing exceptionally well, our gold-focused projects and operations put McEwen in a strong position to take advantage of higher prices. Our goal over the next few years is clear: to grow annual output beyond 200,000 gold ounces and reduce production costs, generating stronger margins,” said Rob McEwen, CEO and Chief Owner.

A detailed drill results table, supporting figures, and geological discussion are provided in the Appendix to this press release, following the Investor Relations and Social Media section.

Technical Information

Technical information pertaining to the Fox Complex exploration contained in this press release has been prepared under the supervision of Sean Farrell, P.Geo., McEwen Ontario’s Exploration Manager, who is a Qualified Person as defined by SEC S-K 1300 and Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

The technical information related to resource and reserve estimates in this press release has been reviewed and approved by Luke Willis, P.Geo., McEwen’s Director of Resource Modelling and a Qualified Person as defined by SEC S-K 1300 and Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

New analyses reported herein were submitted as ½ core samples and assayed by the photon assay method at the accredited laboratory MSA Labs (ISO 9001 & ISO 17025) in Timmins, Ontario, Canada.

ABOUT MCEWEN

McEwen Inc. provides its shareholders with exposure to gold, copper and silver in the Americas by way of its producing mines in USA, Canada and Argentina and its large advanced-stage copper development project in Argentina. It also has a gold and silver mine on care and maintenance in Mexico. Its Los Azules copper project is being developed to become one of the world’s first regenerative copper mines and carbon neutral by 2038.

Rob McEwen, Chairman and Chief Owner, has a personal investment in the companies of US$205 million and takes a salary of $1/year. He is a recipient of the Order of Canada and a member of the Canadian Mining Hall of Fame. His objective for MUX is to build its share value and establish a dividend, as he did while building Goldcorp Inc.

McEwen Inc. shares are publicly traded on the New York Stock Exchange (NYSE) and the Toronto Stock Exchange (TSX) under the symbol "MUX".

McEwen Inc.	Page 2

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the Company to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, foreign exchange volatility, foreign exchange controls, foreign currency risk, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by the management of McEwen.

Want News Fast? Subscribe to our email list by clicking here: https://www.mcewenmining.com/contact-us/#section=followUs and receive news as it happens!!

WEB SITE	SOCIAL MEDIA
www.mcewenmining.com	McEwen	Facebook:	facebook.com/mceweninc
		LinkedIn:	linkedin.com/company/mceweninc
CONTACT INFORMATION		X:	X.com/mceweninc
150 King Street West		Instagram:	instagram.com/mceweninc
Suite 2800, PO Box 24
Toronto, ON, Canada	McEwen Copper	Facebook:	facebook.com/ mcewencopper
M5H 1J9		LinkedIn:	linkedin.com/company/mcewencopper
		X:	X.com/mcewencopper
Relationship with Investors:		Instagram:	instagram.com/mcewencopper
(866)-441-0690 - Toll free line
(647)-258-0395	Rob McEwen	Facebook:	facebook.com/mcewenrob
Mihaela Iancu ext. 320		LinkedIn:	linkedin.com/in/robert-mcewen-646ab24
info@mcewenmining.com		X:	X.com/robmcewenmux

McEwen Inc.	Page 3

Appendix: Technical Data and Figures

For analysts and technical readers, the following materials are provided:

Figure 1. Fox Complex Eastern Property and Grey Fox Zones

Grey Fox Resource Overview

Table 1. Grey Fox Gold Resource, Including Gibson and GFS

Scope of 2024 and 2025 Drill Programs

Table 2. Drill Results Discussed in this Press Release

Geological Discussion of Recent Results

Gibson Expansion Zone

Figure 2. Gibson - 3D Section and Plan View

Grey Fox South Zone

Figure 3. GFS Zone Cross Section

Figure 4. GFS Zone Longitudinal Section

Updated Mineralization Model and Outlook for Grey Fox

Figure 5. 3D View of Updated Mineralization Model

Unless specified as core widths (CW), all assay intervals in this press release are presented as true widths (TW).

Continued…

McEwen Inc.	Page 4

Figure 1. Plan View Map of Fox Complex Eastern Property, With the Zones Referenced in This Press Release

McEwen Inc.	Page 5

Grey Fox Gold Resource Overview

The Grey Fox deposit currently consists of six zones known as: Gibson, Grey Fox South (GFS), Whiskey Jack, Contact, 147 and 147 NE (see Figure 1).

Following the recent acquisition of the Stroud property, located Southwest of the Grey Fox deposit, we plan to incorporate it as the seventh resource zone into the overall Grey Fox resource base. The Stroud property hosts a historical resource, estimated at approximately 271,000 gold ounces that does not conform with current requirements under NI 43-101. To validate this resource, verification work is currently underway, including the relogging of historical drill core and drilling confirmation holes.

Within the current Grey Fox resource, the Gibson Zone accounts for approximately 19% of the Indicated resource and 53% of the Inferred resource. The GFS Zone accounts for about 12% of the Indicated resource, and about 11% of the Inferred resource (February 4, 2025 press release).

Table 1. Grey Fox Gold Resource, Including the Gibson and GFS Zones Contributions

Resource Area	Indicated Grade (g/t Au)	Indicated Gold (oz)	% of Grey Fox Indicated Resource	Inferred Grade (g/t Au)	Inferred Gold (oz)	% of Grey Fox Inferred Resource
Grey Fox	3.64	1,538,000	100%	3.30	458,000	100%
Gibson Zone	2.91	290,000	19%	2.94	245,000	53%
GFS Zone	3.62	180,000	12%	3.52	52,000	11%

Scope of the 2024 and 2025 Exploration Drill Programs

The majority of the 2024 and 2025 drilling campaigns were designed with a focus on increasing the size of the resource base at Grey Fox and on upgrading the confidence of the gold resource from the Inferred to the Indicated category.

Drilling northwest of the historical Gibson Ramp has been a top priority for the Fox Complex Exploration Group, with some 20,000 meters drilled in H1 2025. The principal goal of this drilling program was to identify gold ounces close to the Gibson Ramp, which could provide near-term production during the early development phases of the Grey Fox Project.

A secondary focus for Grey Fox is the GFS Zone, which is discussed later in this press release.

These promising results reinforce our belief in the potential to further increase the Grey Fox resources. The Pre-feasibility Study (PFS) for Grey Fox is anticipated to be published in Q1 2026.

McEwen Inc.	Page 6

Table 2. Grey Fox Drill Results Discussed in this Press Release

Hole ID	From (m)	To (m)	Core Width (m)	True Width (m)	Au Grade (g/t)	Figure Reference
25GF-1549	63.8	64.8	1.0	0.8	18.2	3
And	444.0	452.0	8.0	6.0	4.4	3
25GF-1558	88.0	92.0	4.0	2.9	7.6	2
25GF-1560	329.0	330.0	1.0	0.9	44.7	2
25GF-1564	181.2	189.0	7.9	5.6	10.4	2
And	213.9	217.2	3.2	2.1	18.4	2
25GF-1575	275.7	290.8	15.1	14.9	4.8	3, 4
25GF-1582	372.0	374.8	2.8	2.4	15.2	3, 4
25GF-1585	122.3	123.0	0.8	0.1	64.8	2
And	157.2	157.9	0.7	0.2	124.7	2
25GF-1590	317.8	318.9	1.0	0.7	124.7	2
25GF-1594	113.3	116.4	3.1	2.3	11.1	2
And	171.0	179.0	8.0	5.8	5.3	2
25GF-1597	67.3	75.0	7.7	5.8	10.1	2
And	174.2	180.9	6.7	5.3	7.6	2
25GF-1599	232.0	238.0	6.0	4.7	3.9	2
And	423.0	451.0	28.0	21.6	2.0	2
Including	425.0	432.0	7.0	5.4	5.2	2
25GF-1605	39.0	40.0	1.0	0.8	46.4	2
Previously Reported
25GF-1528	46.0	59.0	13.0	10.5	5.5	2
25GF-1539	90.6	103.0	12.4	10.7	12.4	2

Numbers may not sum due to rounding.

For further information, a table of all drill results at Grey Fox from April 25th to August 5th, 2025 that includes hole locations and alignments is available on the Company’s website and can be accessed by clicking here.

McEwen Inc.	Page 7

Geological Discussion of Recent Results From the 2025 Grey Fox Drilling Campaign

Gibson Expansion Zone

Figure 2. Gibson - 3D Section (A-A’) Looking Northwest and Plan View Including Location of Section A-A’

3D View
Looking
Northwest
McEwen Inc.
NYSE MUX TSX
A
A'
Sediments
Gibson
Ramp
25GF-1605
46.4 / 0.8
25GF-1539
12.4 / 10.7
25GF-1558
7.6 / 2.9
25GF-1585*
64.8 / 0.8
25GF-1585
124.7 / 0.2
25GF-1528
5.5 / 10.5
25GF-1564
10.4 / 5.6
25GF-1590
124.7 / 0.7
25GF-1599
5.2 / 5.4
25GF-1597
10.1 / 5.8
25GF-1594
11.1 / 2.3
25GF-1594
5.3 / 5.8
25GF-1597
7.6 / 5.3
25GF-1560
44.7 / 0.9
0
meters
below
surface
100
200
300
400
500
600
700
800
Brecciated
Ultramafic
Volcanics
Mafic
Volcanics
Syenite
Ultramafic
Volcanics
Diabase
North
East
250
meters
Drill Hole
Gold Composites
> 10 Au x meters
Gold (g/t) / meters
(true width)
New Results in BOLD
*denotes interval is core width
Plan View
A'
N
Mafic
Volcanics
Syenite
OPEN
Contact
Zone
Gibson
Expansion
Zone
25GF-1585*
64.8 / 0.8
25GF-1585
124.7 / 0.2
25GF-1594
11.1 / 2.3
25GF-1597
10.1 / 5.8
25GF-1594
5.3/ 5.8
25GF-1597
7.6 / 5.3
25GF-1605
46.4 / 0.8
25GF-1539
12.4 / 10.7
25GF-1528
5.5 / 10.5
25GF-1558
7.6 / 2.9
25GF-1564
10.4 / 5.6
25GF-1599
5.2 / 5.4
25GF-1590
124.7 / 0.7
25GF-1560
44.7 / 0.9
Gibson
Ramp
Brecciated
Ultramafic
Volcanics
Diabase
Sediments
250
meters
Mafic
Volcanics
A

Referring to the right-hand image in Figure 2, most of the intercepts reported here for the Gibson Zone are located North of the historical Gibson Ramp, in what is known as the Gibson Expansion Zone. Recent results include hole 25GF-1597, which graded 10.1 g/t gold over 5.8 m and hole 25GF-1564, which graded 10.4 g/t gold over 5.6 m. These results confirm the continuity of good grades and widths that were previously seen in this area, as in hole 25GF-1539, which graded 12.4 g/t gold over 10.7 m and hole 25GF-1528 which graded 5.5 g/t gold over 10.5 m (see press release from May 7, 2025).

Figure 2 illustrates that many of the higher-grade intercepts occur near the geological contact between the Gibson syenite intrusion (pink-colored unit) and sedimentary rocks (grey-colored unit). It is likely that this higher-grade gold mineralization is due to the rheological contrast (differences in rock hardness) between these two units, which is an ideal trap for mineralizing fluids and gold deposition.

This type of contact-related mineralization at Gibson also occurs at the Contact Zone (refer to the right side of Figure 2), where mineralization is hosted at the boundary between sediment (grey-colored unit) and mafic volcanic rocks (green-colored units).

McEwen Inc.	Page 8

The left side of Figure 2 shows a three-dimensional view (looking Northwest) for the Gibson area (A-A’ from the right side), demonstrating the proximity of higher-grade gold mineralization close to the geological contact between the Gibson syenite intrusion and sediments. For example, hole 25GF-1585 had two multi-ounce intercepts, 64.8 g/t gold over 0.8 m CW and 124.7 g/t gold over 0.2 m very proximal to that contact. It is noteworthy that there is little drilling Northwest of these two intercepts, near the contact between these two geologic units. In addition, the mineralization is open to the Northwest, which can also be seen on the right side of Figure 2. About 50% of the drilling planned for H2 2025 will take place at the Gibson Zone, including at the Gibson Expansion Zone, with the primary goal of quickly adding additional near-term gold ounces to the Grey Fox resource.

Grey Fox South Zone

Figure 3. GFS Zone Cross Section (B-B’) Looking Northeast, With Location Shown on Plan View Inset Map

McEwen Inc.	Page 9

The second major area of focus for exploration at Grey Fox is the GFS Zone. It is located Southeast of Gibson (refer to Figure 1). Figure 3 is a cross section (B-B’ on the inset map) looking Northeast through a portion of the GFS Zone. We are encouraged by the good grades and widths seen in Figure 3, such as hole 25GF-1575, which returned 4.8 g/t gold over 14.9 m. These grades are higher than the current resource grade at Grey Fox.

Figure 4. GFS Zone Longitudinal Section (C-C’) With Location Shown on Plan View Inset Map

Figure 4 is a longitudinal section (C-C’ on the inset map) which, along with hole 25GF-1582 that graded 15.2 g/t gold over 2.4 m, confirms the continuity of mineralization, remains open at depth and thus gives confidence that the gold resource within this area of the GFS Zone has the potential to grow.

McEwen Inc.	Page 10

Grey Fox: Updated Mineralization Model for Upcoming Resource Estimate and Growth Outlook

Figure 5. 3D View of Updated Mineralization Model at Grey Fox

Eastern Properties
Grey Fox Project
Mineralized Lenses
Whiskey Jack
Contact
147 NE
Gibson Ramp
Gibson
147
GFS
N
500
meters
McEWEN INC.
NYSE MUX TSX

Figure 5 is a 3D view of the updated mineralization model for Grey Fox. Many of the new intercepts in this press release have been incorporated into this model, including the higher-grade results seen for the Gibson area described above. These results are expected to increase the estimated resource at Grey Fox, which is planned to be published next month.

As we continue to increase our geological understanding of the Grey Fox deposit through additional drilling and other exploration work, the Fox Complex Exploration Group is recognizing similarities with other large-scale deposits in the region. For example, both Grey Fox and the giant Canadian Malartic gold deposit (located near Val d’Or, Quebec), have similar gold-favorable geological characteristics and depositional environments. These similarities also reinforce our confidence that the resource at Grey Fox has potential for continued growth and further contribution to McEwen’s mining operations in Ontario.

McEwen Inc.	Page 11